                                                                   EXHIBIT 10.14

                                POINTCAST INC.

                             EMPLOYMENT AGREEMENT


     This Agreement is made by and between PointCast Inc. (the "Company"), and David Dorman ("Executive") as of November 1, 1997.

     1.   Duties and Scope of Employment.
          ------------------------------

          (a)   Position; Employment Commencement Date; Duties.   Executive's
                ----------------------------------------------
employment with the Company pursuant to this Agreement shall commence on November 1, 1997 (the "Employment Commencement Date"). As of the Employment Commencement Date, the Company shall employ the Executive as the Chief Executive Officer and President of the Company reporting to the Board of Directors of the
Company (the "Board").   The period of Executive's employment hereunder is
referred to herein as the "Employment Term." During the Employment Term, Executive shall render such business and professional services in the performance of his duties, consistent with Executive's position within the Company, as shall reasonably be assigned to him by the Board.

          (b) Board Membership.  Upon the Employment Commencement Date,
              ----------------
Executive shall be appointed to the Board. Thereafter during the Employment Term, the Company agrees to nominate Executive for Board membership when Executive's term as a member of the Board is due to expire. Subject to continued election to the Board by the Company's shareholders, Executive shall remain a member of the Board during the period of his employment with the Company. While a member of the Board, Executive shall have the right to request the Board to elect him as Chairman of the Board. Upon such request, the Board agrees to promptly so elect Executive and the Chairman of the Board at such time (if any) agrees to resign his or her position as Chairman of the Board upon the date of such election.

          (c) Obligations.  During the Employment Term, Executive shall devote
              -----------
his full business efforts and time to the Company; provided, however, that Executive's provision of services pursuant to his consulting agreement with Southwestern Bell involving, in the aggregate, a minimal time expenditure by Executive, shall not be considered a breach of this obligation. Executive agrees, during the Employment Term, not to actively engage in any other employment, occupation or consulting activity for any direct or indirect remuneration without the prior approval of the Board; provided, however, that Executive may serve in any capacity with any civic, educational or charitable organization, or as a member of corporate Boards of Directors or committees thereof upon which Executive currently serves, without the approval of the Board.

     2.   Employee Benefits.
          -----------------

          (a) General.   During the Employment Term, Executive shall be eligible
              -------
to participate in the employee benefit plans maintained by the Company that are applicable to other senior management to the full extent provided for under those plans.

          (b) Vacation.  Executive shall be entitled to paid vacation of three
              --------
weeks per year in accordance with the Company's vacation policy.

     3.   At-Will Employment.  Executive and the Company understand and
          ------------------
acknowledge that Executive's employment with the Company constitutes "at-will" employment. Executive and the Company acknowledge that this employment relationship may be terminated at any time, upon written notice to the other party, with or without good cause or for any or no cause, at the option either of the Company or Executive.

     4.   Compensation.
          ------------

          (a) Base Salary.  While employed by the Company, the Company shall pay
              -----------
the Executive as compensation for his services a base salary at the annualized rate of $250,000 (the "Base Salary"). Such salary shall be paid periodically in accordance with normal Company payroll practices and subject to the usual, required withholding. Executive understands and agrees that neither his job performance nor promotions, commendations, bonuses or the like from the Company give rise to or in any way serve as the basis for modification, amendment, or extension, by implication or otherwise, of this Agreement.

          (b) Bonuses.
              -------

              (i)   Sign-On Bonus.  Upon November 10, 1997, Executive shall
                    -------------
receive a sign-on bonus payment equal to one million four hundred and thirty-seven thousand five hundred dollars ($1,437,500), less applicable withholding.

              (ii)  Fiscal Year 1999 Bonus. Executive shall eligible to
                    ----------------------
receive a bonus on account of the Company's 1999 fiscal year, with installment payments at the end of each quarter of such fiscal year, based upon performance criteria mutually acceptable to the Executive and the Board of Directors; provided, however, that the amount of such bonus payments shall not be less than $250,000 in the aggregate; provided, further, that the payment of any such bonuses shall be subject to Executive's employment with the Company through the end of such fiscal quarters.

              (iii) Milestone Bonus.  If, at the end of the Company's 1999
                    ---------------
fiscal year, (i) the Company has achieved a total year-end viewership of at least three million viewers, (ii) the Company's audited financial statements for fiscal year 1999, determined on a consolidated basis and in accordance with U.S. generally accepted accounting principles, reflect positive operating income of at least $.01, and (iii) Executive remains employed by the Company through the end of the Company's 1999 fiscal year, then Executive shall receive a bonus equal to one million eight hundred thousand dollars ($1,800,000). The Company may discharge its bonus obligation hereunder by either, as determined in its sole discretion (i) payment of cash, or (ii) forgiveness of indebtedness of Executive to the Company. In either case, such cash payment or debt forgiveness shall be subject to withholding, and in the case of debt forgiveness, shall result in imputed income to Executive.

          (c) Equity Compensation.
              -------------------

              (i)  Stock Option.  Executive shall receive a stock option, which
                   ------------
shall be, to the extent possible under the $100,000 rule of Section 422(d) of the Internal Revenue Code of 1986, as amended (the "Code") an "incentive stock option" (as defined in Section 422 of the Code) to purchase a total of two million five hundred thousand (2,500,000) shares of Company Common Stock with a per share exercise price of $4.00 (the "Stock Option"). The Stock Option shall be for a term of ten years (or shorter upon termination of employment or consulting relationship with the Company) and, subject to accelerated vesting as set forth elsewhere herein, shall vest at the rate of 1/48 of the shares originally subject to the Stock Option each month following the first day of Executive's employment with the Company, so as to be 100% vested on the four year anniversary thereof, conditioned upon Executive's continued employment or consulting relationship with the Company as of each vesting date. Except as specified otherwise herein, this option grant is in all respects subject to the terms, definitions and provisions of the Company's 1994 Stock Plan (the "Stock Plan") and the standard form of stock option agreement thereunder to be entered into by and between Executive and the Company (the "Option Agreement"), both of which documents are incorporated herein by reference.

              (ii)  Preferred Stock Purchase. On November 10, 1997, Executive
                    ------------------------
agrees to purchase one hundred and twenty-five thousand (125,000) shares of Company Series E Preferred Stock (the "Purchased Stock") at the price of, and with a fair market value equal to, $9.50 per share. On the date of purchase, the Purchased Stock shall be 100% vested.

              (iii) Restricted Stock Bonus.  On December 11, 1997,
                    ----------------------
Executive shall be awarded three hundred and seventy-five thousand (375,000) shares of Company Series E Preferred Stock (the "Restricted Stock") with a fair market value equal to $9.50 per share. Subject to accelerated vesting as specified elsewhere in this Agreement, the Restricted Stock shall vest as to ninety-three thousand seven hundred and fifty (93,750) shares on the first anniversary of the Employment Commencement Date and as to seven thousand eight hundred twelve and one-half (7,812.5) shares on the first day of each month following such one year anniversary, so as to be 100% vested on the four year anniversary of the Employment Commencement Date, conditioned upon Executive's continued employment with the Company as of such vesting dates. Except as otherwise specified herein, in the event that Executive's employment with the Company terminates, any unvested Restricted Stock shall be forfeited to the Company. This award is in all other respects subject to the terms, definitions and provisions of the standard form of restricted stock purchase agreement to be entered into by and between Executive and the Company (the "Restricted Stock Purchase Agreement"), incorporated herein by reference.

          (d) Loans.
              -----

              (i)   First Loan.  As of November 10, 1997, the Company shall
                    ----------
provide Executive with a loan in the amount of one million four hundred thousand dollars ($1,400,000) (the "First Loan") upon Executive entering into a fully recourse promissory note (the "First Loan Note") and a security agreement covering seventy percent (70%) of the Purchased Stock as security for the First Loan; additionally, upon December 11, 1997, Executive agrees to enter into a security agreement covering seventy percent (70%) of the Restricted Stock as security for the First Loan (together, the "First Loan Security Agreements"). The First Loan shall become due and payable upon the earlier of (i) the four year anniversary of the Employment Commencement Date, or (ii) ninety (90) days following the date upon which Executive's employment with the Company terminates. The First Loan shall bear an interest rate of 6.01%, compounded semi-annually and payable annually.

              (ii)  Second Loan.  As of November 10, 1997, the Company shall
                    -----------
provide Executive with a loan in the amount of six hundred thousand dollars ($600,000) (the "Second Loan") upon Executive entering into a fully recourse promissory note (the "Second Loan Note") and a security agreement covering the remaining 30% of the Purchased Stock that is not securing the First Loan as security for the Second Loan; additionally, upon December 11, 1997, Executive agrees to enter into a security agreement covering the remaining thirty percent (30%) of the Restricted Stock that is not securing the First Loan as security for the Second Loan (together, the "Second Loan Security Agreements"). The Second Loan shall become due and payable upon the earlier of (i) the four year anniversary of the Employment Commencement Date, or (ii) ninety (90) days following the date upon which Executive's employment with the Company terminates. The Second Loan shall bear an interest rate of 6.01%, compounded semi-annually and payable annually.

          (e) Severance.  In the event that, within two years following the
              ---------
Employment Commencement Date, Executive's employment with the Company is involuntarily terminated by the Company without "Cause" (as defined below), then
(i) Executive's Restricted Stock and Stock Option shall vest as to an additional twenty-five percent (25%) of the remaining unvested shares covered by such awards on the date of such termination of employment, and (ii) Executive shall receive a lump-sum payment of two hundred and fifty thousand dollars ($250,000), less applicable withholding, promptly following such termination of employment.

     For the purposes of this Agreement, "Cause" shall mean (i) Executive's engaging in misconduct which is materially injurious to the Company or its affiliates; (ii Executive's committing of or plea of nolo contendere to a
                                                     ---- ----------
felony, (iii) Executive's committing an act of fraud against the Company or its affiliates; or (iv) Executive's gross negligence in the performance of his duties. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause without (i) reasonable notice to Executive setting forth the reasons for the Company's intention to terminate for Cause, and (ii) an opportunity for Executive, together with his counsel, if any, to be heard before the Board.

     5.   Expenses.  The Company will pay or reimburse Executive for reasonable
          --------
travel, entertainment or other expenses incurred by Executive in the furtherance of or in connection with the performance of Executive's duties hereunder in accordance with the Company's established policies.

     6.   Change of Control.  In the event of a Change of Control of the
          -----------------
Company, (i) Executive's Restricted Stock shall become 100% vested, and (ii) Executive's Stock Option shall become 100% vested. For this purpose, "Change of Control of the Company" is defined as:

          (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

          (b) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

          (c) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (d) the consummation of the sale or disposition by the Company of all or substantially all the Company's assets.

     7.   Initial Public Offering.  In the event that the Company effects an
          -----------------------
initial public offering of its Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission (the "IPO"), Executive's Restricted Stock shall become 100% vested.

     8.   Total Disability of Executive.  Upon Executive's becoming permanently
          -----------------------------
and totally disabled (as defined in accordance with Internal Revenue Code
Section 22(e)(3) or its successor provision) during the term of this Agreement, employment hereunder shall automatically terminate, all payments of compensation by the Company to Executive hereunder shall immediately terminate (except as to amounts already earned) and all vesting of the Executive's stock options and Restricted Stock shall immediately cease.

     9.   Death of Executive.
          ------------------

          (a) General. If Executive dies while employed by the Company pursuant
              -------
to this Agreement, all payments of compensation by the Company to Executive hereunder shall immediately terminate (except as to amounts already earned, which shall be paid to Executive's estate) and Executive's Stock Option and Restricted Stock shall immediately vest as to an additional 25% of the remaining unvested shares but shall otherwise cease vesting.

          (b) Purchased Stock and Restricted Stock Put Right.  If Executive dies
              ----------------------------------------------
while employed by the Company pursuant to this Agreement, Executive's estate shall have the right (but not the obligation), for a period of ninety (90) days following the date of Executive's death (so long as the IPO has not occurred by the date the estate exercises such right), to sell up to that amount of Purchased Stock and/or Restricted Stock purchased hereunder sufficient to retire outstanding accrued principal and interest on the Second Loan back to the Company at a price equal to the greater of (i) the fair market value of such Purchased Stock and/or Restricted Stock on the date such right is exercised by the estate, as reasonably determined by the Board in good faith, or (ii) $9.50 per share (the "Put Right"). The Put Right must be exercised in writing by Executive's estate within ninety (90) days following Executive's death or it shall become void and without further force and effect.

     10.  Assignment.  This Agreement shall be binding upon and inure to the
          ----------
benefit of (a) the heirs, executors and legal representatives of Executive upon Executive's death and (b) any successor of the Company. Any such successor of the Company shall be deemed substituted for the Company under the terms of this Agreement for all purposes. As used herein, "successor" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company. None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement shall be assignable or transferable except through a testamentary disposition or by the laws of descent and distribution upon the death of Executive following termination without cause. Any attempted assignment, transfer, conveyance or other disposition (other than as aforesaid) of any interest in the rights of Executive to receive any form of compensation hereunder shall be null and void.

     11.  Notices.  All notices, requests, demands and other communications
          -------
called for hereunder shall be in writing and shall be deemed given if (i) delivered personally, (ii) one (1) day after being sent by Federal Express or a similar commercial overnight service, or (iii) three (3) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors in interest at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

     If to the Company:  PointCast Inc.
                         501 Macara Ave.

                         Sunnyvale, CA  04086
                         Attn: Chief Financial Officer
                         ----

     If to Executive:    David Dorman
                         at the last residential address known by the Company.

     12.  Severability.  In the event that any provision hereof becomes or is
          ------------
declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     13.  Proprietary Information Agreement.  Executive agrees to enter into the
          ---------------------------------
Company's standard Proprietary Information Agreement (the "Proprietary Information Agreement") upon commencing employment hereunder.

     14.  Entire Agreement.  This Agreement, the Stock Plan, the Option
          ----------------
Agreement, the Restricted Stock Purchase Agreement, the First and Second Loan Notes, the First and Second Loan Security Agreements and the Proprietary Information Agreement of even date herewith represent the entire agreement and understanding between the Company and Executive concerning Executive's employment relationship with the Company, and supersede and replace any and all prior agreements and understandings concerning Executive's employment relationship with the Company.

     15.  Arbitration and Equitable Relief.
          --------------------------------

          (a) Except as provided in Section 15(d) below, Executive agrees that any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof shall be settled by arbitration to be held in Santa Clara County, California, in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association (the "Rules"). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction.

          (b) The arbitrator shall apply California law to the merits of any dispute or claim, without reference to rules of conflict of law. The arbitration proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law. Executive hereby expressly consents to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement and/or relating to any arbitration in which the parties are participants.

          (c) The Company and Executive shall each pay one-half of the costs and expenses of such arbitration, and shall separately pay its counsel fees and expenses.

          (d) Executive understands that nothing in Section 15 modifies Executive's at-will status. Either the Company or Executive can terminate the employment relationship at any time, with or without cause.

          (e) EXECUTIVE HAS READ AND UNDERSTANDS SECTION 15, WHICH DISCUSSES ARBITRATION. EXECUTIVE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EXECUTIVE AGREES TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH, OR TERMINATION THEREOF TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EXECUTIVE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EXECUTIVE RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, THE FOLLOWING CLAIMS:

              (i) ANY AND ALL CLAIMS FOR WRONGFUL DISCHARGE OF EMPLOYMENT; BREACH OF CONTRACT, BOTH EXPRESS AND IMPLIED; BREACH OF THE COVENANT OF GOOD FAITH AND FAIR DEALING, BOTH EXPRESS AND IMPLIED; NEGLIGENT OR INTENTIONAL INFLICTION OF EMOTIONAL DISTRESS; NEGLIGENT OR INTENTIONAL MISREPRESENTATION; NEGLIGENT OR INTENTIONAL INTERFERENCE WITH CONTRACT OR PROSPECTIVE ECONOMIC ADVANTAGE; AND DEFAMATION.

              (ii) ANY AND ALL CLAIMS FOR VIOLATION OF ANY FEDERAL STATE OR MUNICIPAL STATUTE, INCLUDING, BUT NOT LIMITED TO, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE CIVIL RIGHTS ACT OF 1991, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FAIR LABOR STANDARDS ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, AND LABOR CODE
SECTION 201, et seq;

              (iii) ANY AND ALL CLAIMS ARISING OUT OF ANY OTHER LAWS AND REGULATIONS RELATING TO EMPLOYMENT OR EMPLOYMENT DISCRIMINATION.

     16.  Legal and Accounting Fee Reimbursement.   The Company agrees to pay
          --------------------------------------
Executive's legal and accounting fees associated with entering into this Agreement up to $5,000 upon receiving invoices for such services.

     17.  No Oral Modification, Cancellation or Discharge.  This Agreement may
          -----------------------------------------------
only be amended, canceled or discharged in writing signed by Executive and the Company.

     18.  Withholding.  The Company shall be entitled to withhold, or cause to
          -----------
be withheld, from payment any amount of withholding taxes required by law with respect to payments made to Executive in connection with his employment hereunder.

     19.  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
State of California.

     20.  Effective Date.  This Agreement is effective immediately upon the
          --------------
termination of Executive's employment agreement with Pacific Telesis Group.

     21.       Acknowledgment.  Executive acknowledges that he has had the
               --------------
opportunity to discuss this matter with and obtain advice from his private attorney, has had sufficient time to, and has carefully read and fully understands all the provisions of this Agreement, and is knowingly and voluntarily entering into this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the respective dates set forth below:


POINTCAST INC.


By:    _______________________      _____________________________
                                             Signature
Title: _______________________



EXECUTIVE

                                    _____________________________
                                             David Dorman

                                   EXHIBIT A
                                   ---------

                                POINTCAST INC.

                          FIRST LOAN PROMISSORY NOTE


$1,400,000                                                         Sunnyvale, CA

                                                               November 10, 1997

     FOR VALUE RECEIVED, David Dorman promises to pay to PointCast Inc. (the "Company"), or order, the principal sum of one million four hundred thousand dollars ($1,400,000), together with interest on the unpaid principal hereof from the date hereof at the rate of six and one one-hundredth percent (6.01%) per annum, compounded semiannually.

     Principal and interest shall be due and payable on October 22, 2001. Payment of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is secured in part by a pledge of the Company's Series E Preferred Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an employee of the Company for any reason, this Note shall be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be due and payable within ninety (90) days following the date upon which the undersigned's employment terminates.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


                                                ________________________________
                                                David Dorman

                                   EXHIBIT B
                                   ---------

                                POINTCAST INC.

                          SECOND LOAN PROMISSORY NOTE


$600,000                                                           Sunnyvale, CA

                                                               November 10, 1997

     FOR VALUE RECEIVED, David Dorman promises to pay to PointCast Inc. (the "Company"), or order, the principal sum of six hundred thousand dollars ($600,000), together with interest on the unpaid principal hereof from the date hereof at the rate of six and one one-hundredth percent (6.01%) per annum, compounded semiannually.

     Principal and interest shall be due and payable on October 22, 2001. Payment of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is secured in part by a pledge of the Company's Series E Preferred Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an employee of the Company for any reason, this Note shall be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be due and payable within ninety (90) days following the date upon which the undersigned's employment terminates.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


                                               _________________________________
                                               David Dorman

                                   EXHIBIT C
                                   ---------

                       FIRST LOAN SECURITY AGREEMENT #1

     This Security Agreement is made as of November 10, 1997 between PointCast Inc., a California corporation ("Pledgee"), and David Dorman ("Pledgor").

                                   Recitals
                                   --------

     Pledgor has purchased one hundred and twenty-five thousand (125,000) shares of Pledgee's Series E Preferred Stock (the "Shares") at a price of $9.50 per share, for a total purchase price of one million one hundred and eighty-seven thousand five hundred dollars ($1,187,500). Pledgor has also received a one million four hundred thousand dollar ($1,400,000) loan from Pledgee pursuant to Pledgor's October 22, 1997 employment agreement with Pledgee (the "Employment Agreement"), evidenced by the First Loan Promissory Note (the "Note"), set forth as Exhibit A to the Employment Agreement.

     NOW, THEREFORE, it is agreed as follows:

1.   Creation and Description of Security Interest.  In consideration of the one
     ---------------------------------------------
     million four hundred thousand dollar ($1,400,000) loan from Pledgee, Pledgor, pursuant to the Note, hereby pledges eighty-seven thousand five hundred (87,500) of the Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______________.

2.   Pledgor's Representations and Covenants.  To induce Pledgee to enter into
     ---------------------------------------
     this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

     a.  Payment of Indebtedness.  Pledgor will pay the principal sum of the
         -----------------------
         Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

     b.  Encumbrances.  The Shares are free of all other encumbrances, defenses
         ------------
         and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

     c.  Margin Regulations.  In the event that Pledgee's Common Stock is now or
         ------------------
         later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under
         Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

3.   Voting Rights.  During the term of this pledge and so long as all payments
     -------------
     of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

4.   Stock Adjustments.  In the event that during the term of the pledge any
     -----------------
     stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be subject to the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor and Pledgee shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

5.   Options and Rights.  In the event that, during the term of this pledge,
     ------------------
     subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately subject to the terms of this Security Agreement in the same manner as the Shares initially pledged.

6.   Default.  Pledgor shall be deemed to be in default of the Note and of this
     -------
     Security Agreement in the event that payment of principal or interest on the Note shall be delinquent ("Default"). In the event of Default, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

 7.  Release of Collateral.  Subject to any applicable contrary rules under
     ---------------------
     Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

8.   Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
     ----------------------------------------
     withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

 9.  Term.  The within pledge of Shares shall continue until the payment of all
     ----
     indebtedness secured hereby, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

10.  Insolvency.  Pledgor agrees that if a bankruptcy or insolvency proceeding
     ----------
     is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

11.  Pledgeholder Liability.  In the absence of willful or gross negligence,
     ----------------------
     Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

12.  Invalidity of Particular Provisions.  Pledgor and Pledgee agree that the
     -----------------------------------
     enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

13.  Successors or Assigns.  Pledgor and Pledgee agree that all of the terms of
     ---------------------
     this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

14.  Governing Law.  This Security Agreement shall be interpreted and governed
     -------------
     under the internal substantive laws, but not the choice of law rules, of California.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


     "PLEDGOR"                _________________________________
                              David Dorman



     "PLEDGEE"                POINTCAST INC.


                              ________________________________
                              Philip Koen

                                   EXHIBIT D
                                   ---------

                       FIRST LOAN SECURITY AGREEMENT #2


     This Security Agreement is made as of December 16, 1997 between PointCast Inc., a California corporation ("Pledgee"), and David Dorman ("Pledgor").

                                   Recitals
                                   --------

     Pledgor has been awarded three hundred and seventy-five thousand (375,000) shares of Pledgee's Series E Preferred Stock (the "Shares") subject to vesting and as otherwise specified in the Restricted Stock Bonus Agreement by and between Pledgor and Pledgee. Pledgor has also received a one million four hundred thousand dollar ($1,400,000) loan from Pledgee pursuant to Pledgor's October 22, 1997 employment agreement with Pledgee (the "Employment Agreement"), evidenced by the First Loan Promissory Note (the "Note"), set forth as Exhibit A to the Employment Agreement.

     NOW, THEREFORE, it is agreed as follows:

     Creation and Description of Security Interest.  In consideration of the one
     ---------------------------------------------
     million four hundred thousand dollar ($1,400,000) loan from Pledgee, Pledgor, pursuant to the Note, hereby pledges two hundred and sixty-two thousand five hundred (262,500) of the Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______________.

1.   Pledgor's Representations and Covenants.  To induce Pledgee to enter into
     ---------------------------------------
     this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

     a.  Payment of Indebtedness.  Pledgor will pay the principal sum of the
         -----------------------
         Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

     b.  Encumbrances.  Other than the vesting restrictions, the Shares are free
         ------------
         of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

     c.  Margin Regulations.  In the event that Pledgee's Common Stock is now or
         ------------------
         later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under
         Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

2.   Voting Rights.  During the term of this pledge and so long as all payments
     -------------
     of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

3.   Stock Adjustments.  In the event that during the term of the pledge any
     -----------------
     stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be subject to the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor and Pledgee shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

4.   Options and Rights.  In the event that, during the term of this pledge,
     ------------------
     subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately subject to the terms of this Security Agreement in the same manner as the Shares initially pledged.

5.   Default.  Pledgor shall be deemed to be in default of the Note and of this
     -------
     Security Agreement in the event that payment of principal or interest on the Note shall be delinquent ("Default"). In the event of Default, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

 6.  Release of Collateral.  Subject to any applicable contrary rules under
     ---------------------
     Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

7.   Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
     ----------------------------------------
     withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

8.   Term.  The within pledge of Shares shall continue until the payment of all
     ----
     indebtedness secured hereby, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

9.   Insolvency.  Pledgor agrees that if a bankruptcy or insolvency proceeding
     ----------
     is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

10.  Pledgeholder Liability.  In the absence of willful or gross negligence,
     ----------------------
     Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

11.  Invalidity of Particular Provisions.  Pledgor and Pledgee agree that the
     -----------------------------------
     enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

12.  Successors or Assigns.  Pledgor and Pledgee agree that all of the terms of
     ---------------------
     this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

13.  Governing Law.  This Security Agreement shall be interpreted and governed
     -------------
     under the internal substantive laws, but not the choice of law rules, of California.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


     "PLEDGOR"                _________________________________
                              David Dorman


     "PLEDGEE"                POINTCAST INC.


                              ________________________________
                              Philip Koen

                                   EXHIBIT E
                                   ---------

                       SECOND LOAN SECURITY AGREEMENT #1


     This Security Agreement is made as of November 10, 1997 between PointCast Inc., a California corporation ("Pledgee"), and David Dorman ("Pledgor").

                                   Recitals
                                   --------

     Pledgor has purchased one hundred and twenty-five thousand (125,000) shares of Pledgee's Series E Preferred Stock (the "Shares") at a price of $9.50 per share, for a total purchase price of one million one hundred and eighty-seven thousand five hundred dollars ($1,187,500). Pledgor has also received a six hundred thousand dollar ($600,000) loan from Pledgee pursuant to Pledgor's October 22, 1997 employment agreement with Pledgee (the "Employment Agreement"), evidenced by the Second Loan Promissory Note (the "Note"), set forth as Exhibit B to the Employment Agreement.

     NOW, THEREFORE, it is agreed as follows:

1.   Creation and Description of Security Interest.  In consideration of the six
     ---------------------------------------------
     hundred thousand dollar ($600,000) loan from Pledgee, Pledgor, pursuant to the Note, hereby pledges thirty-seven thousand five hundred (37,500) of the Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______________.

2.   Pledgor's Representations and Covenants.  To induce Pledgee to enter into
     ---------------------------------------
     this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

     a.   Payment of Indebtedness.  Pledgor will pay the principal sum of the
          -----------------------
          Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

     b.   Encumbrances.  The Shares are free of all other encumbrances, defenses
          ------------
          and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

     c.   Margin Regulations.  In the event that Pledgee's Common Stock is now
          ------------------
          or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

3.   Voting Rights.  During the term of this pledge and so long as all payments
     -------------
     of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

4.   Stock Adjustments.  In the event that during the term of the pledge any
     -----------------
     stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be subject to the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor and Pledgee shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

5.   Options and Rights.  In the event that, during the term of this pledge,
     ------------------
     subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately subject to the terms of this Security Agreement in the same manner as the Shares initially pledged.

6.   Default.  Pledgor shall be deemed to be in default of the Note and of this
     -------
     Security Agreement in the event that payment of principal or interest on the Note shall be delinquent ("Default"). In the event of Default, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

 7.  Release of Collateral.  Subject to any applicable contrary rules under
     ---------------------
     Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder here under upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

8.   Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
     ----------------------------------------
     withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

 9.  Term.  The within pledge of Shares shall continue until the payment of all
     ----
     indebtedness secured hereby, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

10.  Insolvency.  Pledgor agrees that if a bankruptcy or insolvency proceeding
     ----------
     is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

11.  Pledgeholder Liability.  In the absence of willful or gross negligence,
     ----------------------
     Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

12.  Invalidity of Particular Provisions.  Pledgor and Pledgee agree that the
     -----------------------------------
     enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

13.  Successors or Assigns.  Pledgor and Pledgee agree that all of the terms of
     ---------------------
     this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

14.  Governing Law.  This Security Agreement shall be interpreted and governed
     -------------
     under the internal substantive laws, but not the choice of law rules, of California.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


     "PLEDGOR"                _________________________________
                              David Dorman


     "PLEDGEE"                POINTCAST INC.


                              ________________________________
                              Philip Koen

                                   EXHIBIT F
                                   ---------

                       SECOND LOAN SECURITY AGREEMENT #2


     This Security Agreement is made as of December 16, 1997 between PointCast Inc., a California corporation ("Pledgee"), and David Dorman ("Pledgor").

                                   Recitals
                                   --------

     Pledgor has been awarded three hundred and seventy-five thousand (375,000) shares of Pledgee's Series E Preferred Stock (the "Shares") subject to vesting and as otherwise specified in the Restricted Stock Bonus Agreement by and between Pledgor and Pledgee. Pledgor has also received a six hundred thousand dollar ($600,000) loan from Pledgee pursuant to Pledgor's October 22, 1997 employment agreement with Pledgee (the "Employment Agreement"), evidenced by the Second Loan Promissory Note (the "Note"), set forth as Exhibit B to the Employment Agreement.

     NOW, THEREFORE, it is agreed as follows:

1.   Creation and Description of Security Interest.  In consideration of the six
     ---------------------------------------------
     hundred thousand dollar ($600,000) loan from Pledgee, Pledgor, pursuant to the Note, hereby pledges one hundred and twelve thousand five hundred (112,500) of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______________.

2.   Pledgor's Representations and Covenants.  To induce Pledgee to enter into
     ---------------------------------------
     this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

     a.   Payment of Indebtedness.  Pledgor will pay the principal sum of the
          -----------------------
          Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

     b.   Encumbrances.  Other than the vesting restrictions, the Shares are
          ------------
          free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

     c.   Margin Regulations.  In the event that Pledgee's Common Stock is now
          ------------------
          or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

3.   Voting Rights.  During the term of this pledge and so long as all payments
     -------------
     of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

4.   Stock Adjustments.  In the event that during the term of the pledge any
     -----------------
     stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be subject to the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor and Pledgee shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

5.   Options and Rights.  In the event that, during the term of this pledge,
     ------------------
     subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately subject to the terms of this Security Agreement in the same manner as the Shares initially pledged.

6.   Default.  Pledgor shall be deemed to be in default of the Note and of this
     -------
     Security Agreement in the event that payment of principal or interest on the Note shall be delinquent ("Default"). In the event of Default, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

 7.  Release of Collateral.  Subject to any applicable contrary rules under
     ---------------------
     Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

8.   Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
     ----------------------------------------
     withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

 9.  Term.  The within pledge of Shares shall continue until the payment of all
     ----
     indebtedness secured hereby, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

10.  Insolvency.  Pledgor agrees that if a bankruptcy or insolvency proceeding
     ----------
     is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

11.  Pledgeholder Liability.  In the absence of willful or gross negligence,
     ----------------------
     Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

12.  Invalidity of Particular Provisions.  Pledgor and Pledgee agree that the
     -----------------------------------
     enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

13.  Successors or Assigns.  Pledgor and Pledgee agree that all of the terms of
     ---------------------
     this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

14.  Governing Law.  This Security Agreement shall be interpreted and governed
     -------------
     under the internal substantive laws, but not the choice of law rules, of California.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



     "PLEDGOR"                _________________________________
                              David Dorman


     "PLEDGEE"                POINTCAST INC.


                              ________________________________
                              Philip Koen

                                      -3-